SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 17, 2000
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                        FLEETBOSTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                     1-6366                   05-0341324
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           (Commission File Number) (IRS Employer Identification No.)


                      100 Federal Street, Boston, MA 02110
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-434-2200
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          (Former name or former address, if changed since last report)

Item 5. Other Events.
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     Pursuant  to  Form  8-K,   General   Instruction   F,  the  Company  hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Other Exhibits.
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        Exhibit No.                                 Description
        -----------                                 -----------

        Exhibit 99                                  Press Release
                                                    Dated October 17, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                         FLEETBOSTON FINANCIAL CORPORATION



                                          By:  /s/ William C. Mutterperl
                                             ----------------------------------
                                             William C. Mutterperl
                                             Executive Vice President, Secretary
                                               and General Counsel



Dated:  October 17, 2000